WCM Focused International Growth Fund

Investor Class Shares (Ticker Symbol: WCMRX)

Institutional Class Shares (Ticker Symbol: WCMIX)

WCM Focused Emerging Markets Fund

Investor Class Shares (Ticker Symbol: WFEMX)

Institutional Class Shares (Ticker Symbol: WCMEX)

WCM Focused Global Growth Fund

Investor Class Shares (Ticker Symbol: WFGGX)

Institutional Class Shares (Ticker Symbol: WCMGX)

WCM International Small Cap Growth Fund

Institutional Class Shares (Ticker Symbol: WCMSX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated June 4, 2019, to the

Prospectus dated September 1, 2018, as amended October 23, 2018, as amended.

Effective June 4, 2019 (the "Effective Date"), the following is added to the “Purchase of Shares” section on page 36 of the Prospectus:

For Investor Class Shares, there is no initial or subsequent investment minimum for:

•	Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Clients of a Registered Investment Adviser where the registered investment adviser receives an advisory, management or consulting fee.

For Institutional Class Shares, there is no initial or subsequent investment minimum for:

•	Fee Based Programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee based program is subject to additional or different conditions or fees.

•	Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees.

•	Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund.

•	Clients of a Registered Investment Adviser where the registered investment adviser receives an advisory, management or consulting fee.

•	Trustees of the Trust, former trustees of the Trust, and current or retired directors and employees of the Advisor and its affiliates (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned).

At the discretion of the Advisor, clients of the Advisor and its affiliates may purchase Institutional Class Shares of the Fund below the stated minimums. Due to operational limitations at your financial intermediary, certain fee based programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the Fund’s investment minimums.

Certain Retirement Plans – The Advisor defines “Certain Retirement Plans” as it relates to account minimums as follows: 401(k) plans, 457 plans, 401(a) plans (including profit-sharing and money purchase pension plans), 403(b) and 403(b)(7) plans, defined benefit plans, non-qualified deferred compensation plans, Taft Hartley multi-employer plans and retiree health benefit plans. The accounts must be plan level omnibus accounts to qualify. Certain Retirement Plans does not include individual retirement plan accounts such as IRAs, SIMPLE, SEP, SARSEP, Roth IRA, etc. Any retirement plan accounts registered in the name of a participant would not qualify.

Additionally, as of the Effective Date, the following sentence is added to the “Purchase of Shares” section on page 36 of the Prospectus.

See “Appendix A” for certain information related to purchase of shares through certain brokerage platforms.

As of the Effective Date, the following is added as “Appendix A – certain information related to purchase of shares through certain brokerage platforms” on page 53 of the Prospectus.

APPENDIX A – certain information related to purchase of shares through certain brokerage platforms

UBS Financial Services, Inc. (“UBS-FS”)

Pursuant to an agreement with the Funds, Institutional Class Shares may be available on certain brokerage platforms at UBS-FS. For such platforms, UBS-FS may charge commissions on brokerage transactions in the Funds’ Institutional Class Shares. A shareholder should contact UBS-FS for information about the commissions charged by UBS-FS for such transactions. The minimum for the Institutional Class Shares is waived for transactions through such brokerage platforms at UBS-FS.

Please file this Supplement with your records.